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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): DECEMBER 21, 2001



                             TTM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                   WASHINGTON
                 (State or other jurisdiction of incorporation)


                        0-31285       91-1033443
       (Commission File Number)       (I.R.S. Employer Identification No.)


                              17550 N.E. 67TH COURT
                            REDMOND, WASHINGTON 98052
               (Address of principal executive offices) (Zip Code)


                                 (425) 883-7575
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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                                EXPLANATORY NOTE

         In July 1999, TTM Technologies, Inc. (the "Company") acquired the stock of Power Circuits, Inc. ("Power Circuits"). The acquisition was accounted for under the purchase method of accounting.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The audited financial statements of Power Circuits as of, and for the year ended, December 31, 1998 and the period from January 1, 1999 to July 14, 1999 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  99.1 Financial Statements of Power Circuits listed in Item 7(a) above.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    TTM TECHNOLOGIES, INC.



Date:  December 21, 2001                            By:/s/ Stacey M. Peterson
                                                       -----------------------
                                                        Stacey M. Peterson
                                                        Chief Financial Officer



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                                INDEX TO EXHIBITS




       EXHIBIT NO.          EXHIBIT TITLE


           99.1             Financial Statements of Power Circuits, Inc.